UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7 Corporate Park, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (310) 217-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2020, the board of directors of Reed’s Inc., a Delaware corporation (“Reed’s”), upon recommendation from its compensation committee, granted incentive stock options to purchase 250,000 shares of common stock to Norman E. Snyder, Jr., the company’s Chief Executive Officer, and incentive stock options to purchase 200,000 shares of common stock to Neal Cohane, the company’s Chief Sales Officer (collectively, the “Awards”). One-half of each Award is time based and vests in equal increments on the first, second, third and fourth anniversaries of the date of grant. The remainder of each Award is performance based, vesting contingent upon achievement of performance goals set by the board, in its sole discretion. Mr. Snyder’s performance based options are eligible to vest as follows: options to purchase up to 26,712 shares on March 28, 2021, options to purchase up to 35,788 shares on March 28, 2022, and options to purchase up to 31,250 shares on each of March 28, 2023 and March 28, 2024. Mr. Cohane’s performance based options are eligible to vest as follows: options to purchase up to 21,370 shares on March 28, 2021, options to purchase up to 28,630 shares on March 28, 2022, and options to purchase up to 25,000 shares on each of March 28, 2023 and March 28, 2024. The exercise price per share is $0.70. The Awards are subject to the terms and conditions of the Reed’s Inc. 2017 Second Amended and Restated Incentive Compensation Plan and applicable laws. Mr. Snyder’s Award will also be subject to the terms and conditions of his amended and restated employment agreement, which is in the process of finalization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: May 27, 2020	By:	/s/ Thomas J. Spisak
Thomas J. Spisak
Chief Financial Officer